Exhibit 99.3


                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:                    September 28, 2006

TO:                      Countrywide Home Loans, Inc.

ATTENTION:               Documentation Unit

FROM:                    Swiss Re Financial Products Corporation

RE:                      Swap Transaction

REFERENCE NO: 1084972

Dear Sir or Madam:

           The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

            Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

           This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

           Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-18 dated as of September 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

        General Terms
        -------------

         Trade Date:                    September 19, 2006

         Effective Date:                September 28, 2006

         Termination Date:              July 25, 2012, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

         Notional Amount:               With respect to any Calculation
                                        Period, the lesser of (i) the amount
                                        set forth for such period in Annex A
                                        attached hereto and (ii) the aggregate
                                        Certificate Principal Balance of the
                                        Class 1-A, Class 2-A-1, Class 2-A-2,
                                        Class 2-A-3, Class M-1, Class M-2,
                                        Class M-3, Class M-4, Class M-5, Class
                                        M-6, Class M-7, Class M-8, Class M-9
                                        and Class B Certificates (as defined
                                        in the Pooling and Servicing
                                        Agreement) immediately prior to the
                                        Distribution Date (as defined in the
                                        Pooling and Servicing Agreement)
                                        occurring in the calendar month in
                                        which such Calculation Period ends.

         Upfront Amount:
         ---------------

              Upfront Amount:           Party A will pay $80,000 to Party B on
                                        September 28, 2006.

         Floating Amounts:
         -----------------

              Floating Rate Payer:      Party A

              Floating Rate Payer       Early Payment shall be applicable.
              Payment Dates:            For each Calculation Period, the
                                        Floating Rate Payer Payment Date shall
                                        be the first Business Day prior to the
                                        related Floating Rate Payer Period End
                                        Date.

              Floating Rate Payer       The 25th of each month in each year
              Period End Dates:         from (and including) October 25, 2006
                                        to (and including) the Termination
                                        Date, subject to adjustment in
                                        accordance with the Following Business
                                        Day Convention.

              Floating Rate Option:     USD-LIBOR-BBA.

              Designated Maturity:      One Month

              Spread:                   None

              Floating Rate Day         Actual/360
              Count Fraction:

              Reset Dates:              The first day of each Calculation
                                        Period.

              Compounding:              Inapplicable

              Business Days for Reset:  London

         Fixed Amounts:
         --------------

              Fixed Rate Payer:         Party B

              Fixed Rate Payer          The 25th of each month in each
              Payment Dates:            year from (and including) October 25,
                                        2006 to (and including) the
                                        Termination Date, subject to
                                        adjustment in accordance with the
                                        Following Business Day Convention.

              Fixed Rate Payer          The 25th of each month in each year
              Period End Dates:         from (and including) October 25, 2006
                                        to (and including) July 25, 2012,
                                        with No Adjustment.

              Fixed Rate:               5.25%

              Fixed Rate Day Count      30/360
              Fraction:


         Business Days for Payments     New York
         by Both Parties:

         Amendment to Section 2(c)      Notwithstanding anything to the
         of the Agreement:              contrary in Section 2(c) of the
                                        Agreement, amounts that are payable
                                        with respect to Calculation Periods
                                        which end in the same calendar month
                                        (prior to any adjustment of period end
                                        dates) shall be netted, as provided in
                                        Section 2(c) of the Agreement, even if
                                        such amounts are not due on the same
                                        payment date. For avoidance of doubt
                                        any payments pursuant to Section 6(e)
                                        of the Agreement shall not be subject
                                        to netting.

        Procedural Terms:
        -----------------

        Account Details:

              Payments to Party A:      JPMorgan Chase Bank
                                        SWIFT: CHASUS33
                                        For the Account of Swiss Re Financial
                                        Products Corporation
                                        Account No.: 066-91118

              Payments to Party B:      As per Party B's standard settlement
                                        instructions; provided, however that
                                        upon any assignment of this
                                        Transaction, account details shall be
                                        provided in the assignment agreement.

        Assignment:                     Party A will not unreasonably withhold
                                        or delay its consent to an assignment
                                        of this Transaction to any other third
                                        party.


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


This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                                   Swiss Re Financial Products Corporation
                                   Attention: Derivatives Documentation
                                   Fax: (917) 322-7201 Phone: (212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: /s/ Linda H. Singer
    ------------------------------------
Name:  Linda H. Singer
Title: Vice President



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By: /s/ Jennifer Shiley Sandefur
    -----------------------------------------
Name:  Jennifer Shiley Sandefur
Title: Senior Managing Director and Treasurer




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


                                    Annex A

All dates subject to adjustment in accordance with the Following Business Day Convention with respect to each Floating Rate Payer Period End Date and subject to No Adjustment with respect to each Fixed Rate Payer Period End Date.

   Period Start Date             Period End Date          Notional Amount

           9/28/2006                  10/25/2006            1,445,000,000
          10/25/2006                  11/25/2006            1,430,218,200
          11/25/2006                  12/25/2006            1,413,758,800
          12/25/2006                   1/25/2007            1,395,645,300
           1/25/2007                   2/25/2007            1,375,907,600
           2/25/2007                   3/25/2007            1,354,582,200
           3/25/2007                   4/25/2007            1,331,712,500
           4/25/2007                   5/25/2007            1,307,892,700
           5/25/2007                   6/25/2007            1,282,633,100
           6/25/2007                   7/25/2007            1,257,799,200
           7/25/2007                   8/25/2007            1,231,900,900
           8/25/2007                   9/25/2007            1,204,910,400
           9/25/2007                  10/25/2007            1,176,939,200
          10/25/2007                  11/25/2007            1,148,048,800
          11/25/2007                  12/25/2007            1,118,302,800
          12/25/2007                   1/25/2008            1,087,770,500
           1/25/2008                   2/25/2008            1,056,525,300
           2/25/2008                   3/25/2008            1,024,692,900
           3/25/2008                   4/25/2008              992,352,400
           4/25/2008                   5/25/2008              960,675,400
           5/25/2008                   6/25/2008              929,984,700
           6/25/2008                   7/25/2008              900,249,600
           7/25/2008                   8/25/2008              871,440,500
           8/25/2008                   9/25/2008              843,574,900
           9/25/2008                  10/25/2008              801,789,700
          10/25/2008                  11/25/2008              758,049,400
          11/25/2008                  12/25/2008              716,968,100
          12/25/2008                   1/25/2009              678,388,100
           1/25/2009                   2/25/2009              642,161,100
           2/25/2009                   3/25/2009              608,148,200
           3/25/2009                   4/25/2009              585,176,600
           4/25/2009                   5/25/2009              565,837,700
           5/25/2009                   6/25/2009              547,231,900
           6/25/2009                   7/25/2009              529,335,100
           7/25/2009                   8/25/2009              511,651,700
           8/25/2009                   9/25/2009              176,398,400
           9/25/2009                  10/25/2009              172,743,900
          10/25/2009                  11/25/2009              169,530,400
          11/25/2009                  12/25/2009              166,191,100
          12/25/2009                   1/25/2010              163,568,800
           1/25/2010                   2/25/2010              161,028,400
           2/25/2010                   3/25/2010              158,010,400


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


           3/25/2010                   4/25/2010              155,122,200
           4/25/2010                   5/25/2010              152,227,000
           5/25/2010                   6/25/2010              149,452,200
           6/25/2010                   7/25/2010              146,663,500
           7/25/2010                   8/25/2010              143,998,200
           8/25/2010                   9/25/2010              141,586,700
           9/25/2010                  10/25/2010              139,069,600
          10/25/2010                  11/25/2010              136,787,900
          11/25/2010                  12/25/2010              134,344,900
          12/25/2010                   1/25/2011              132,371,500
           1/25/2011                   2/25/2011              130,427,700
           2/25/2011                   3/25/2011              128,143,500
           3/25/2011                   4/25/2011              125,994,800
           4/25/2011                   5/25/2011              123,877,300
           5/25/2011                   6/25/2011              121,865,100
           6/25/2011                   7/25/2011              119,736,400
           7/25/2011                   8/25/2011              117,354,500
           8/25/2011                   9/25/2011              114,746,400
           9/25/2011                  10/25/2011              112,233,700
          10/25/2011                  11/25/2011              110,108,500
          11/25/2011                  12/25/2011              107,965,500
          12/25/2011                   1/25/2012              106,259,800
           1/25/2012                   2/25/2012              104,527,000
           2/25/2012                   3/25/2012              102,575,300
           3/25/2012                   4/25/2012              100,761,100
           4/25/2012                   5/25/2012               98,939,200
           5/25/2012                   6/25/2012               97,189,300
           6/25/2012                   7/25/2012               95,432,000



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